UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2007

HealthAxis Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-13591	23-2214195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7301 North State Highway 161, Suite 300, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 443-5000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K. This information is not deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On July 27, 2007, Healthaxis Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing second quarter 2007 results.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Press release dated July 27, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthAxis Inc. (Registrant)
July 27, 2007 (Date)	/s/ RONALD K. HERBERT Ronald K. Herbert Chief Financial Officer

Exhibit Index
99.1	Press release dated July 27, 2007